Exhibit 31.3

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
AUTHENTEC, INC.
PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002
(CHAPTER 98, TITLE 15 U.S.C. SS. 7241)

I, Lawrence Ciaccia, certify that:

1. I have reviewed this quarterly report on Form 10-Q/A of AuthenTec, Inc.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date: May 11, 2012

/s/ Lawrence Ciaccia
Lawrence Ciaccia, Chief Executive Officer